11 ACQUISITION OF HIP DIGITAL MEDIA: Schedule of fair value of the net liabilities of Hip Digital prior to closing (Tables)	12 Months Ended
Dec. 31, 2017
Tables/Schedules
Schedule of fair value of the net liabilities of Hip Digital prior to closing

Cash and cash equivalents	$354,477
Accounts receivable	954,469
Deposits, prepaid expenses and other assets	178,383
Fixed assets and intangible assets	7,991
Accounts payable and accrued liabilities	(882,951)
Deferred revenue	(1,901,308)
$(1,288,939)